UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO

In Re. Shift Technologies, Inc. §
§
§ Debtor(s)
§

Case No. 23-30687

Lead Case No. 23-30687

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 08/31/2024

Petition Date: 10/09/2023

Months Pending: 11

Industry Classification: 4 4 1 1

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐ Statement of operations (profit or loss statement)
☐ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Thomas B. Rupp
Signature of Responsible Party

09/23/2024
Date

Thomas B. Rupp
Printed Name of Responsible Party

Keller Benvenutti Kim LLP
425 Market Street, 26th Floor
San Francisco, CA 94105
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$506,566	
b. Total receipts (net of transfers between accounts)	$620	$8,002,558
c. Total disbursements (net of transfers between accounts)	$613,762	$8,123,933
d. Cash balance end of month (a+b-c)	$-106,576	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$613,762	$8,123,933

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d Total current assets	$0
e. Total assets	$0
f. Postpetition payables (excluding taxes)	$0
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$0
k. Prepetition secured debt	$0
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$0
n. Total liabilities (debt) (j+k+l+m)	$0
o. Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c. Gross profit (a-b)	$0	
d. Selling expenses	$0	
e. General and administrative expenses	$0	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$0	
k. Profit (loss)	$0	$0

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ◉		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ◉		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
	General liability insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉	No ○		
k.	Has a disclosure statement been filed with the court?	Yes ◉	No ○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ○		

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ayman Moussa	Ayman Moussa
Signature of Responsible Party	Printed Name of Responsible Party
Chief Executive Officer	09/23/2024
Title	Date

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Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

PageThree

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In re Shift Technologies, Inc., *et al.*

Lead Case No. 23-30687 (HLB)

Global Notes to Monthly Operating Reports

General Notes: October 9, 2023 (the "Petition Date"), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the "Debtors") in the above-captioned chapter 11 cases (the "Chapter 11 Cases"), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the "Bankruptcy Court"). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors are providing the information and documents provided herewith (collectively, and for all Debtors, the "Monthly Operating Reports") in response to the *Uniform Periodic Reports in Cases Filed Under Chapter 11 of Title 11*, promulgated by the United States Trustee Program, and the *United States Trustee Chapter 11 Operating and Reporting Guidelines for Debtors in Possession* (Revised March 31, 2023). All information in these Monthly Operating Reports relates solely to the Debtors, and not to any non-Debtor affiliate. The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Reports.

Basis of Presentation: The Debtors are submitting their Monthly Operating Reports solely for the purposes of complying with requirements applicable in these Chapter 11 Cases. The financial information included in the Monthly Operating Reports is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. The Monthly Operating Reports are not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The financial information contained herein is presented per the Debtors' books and records without, among other things, all adjustments or reclassification that may be necessary or typical in accordance with U.S. GAAP. It is possible that not all assets, liabilities, income, or expenses have been recorded at the time of production. The financial information included in the Monthly Operating Reports has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and, upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The results of operations contained in the financial statements provided with these Monthly Operating Reports are not necessarily

indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations and financial position of the Debtors in the future.

Reservation of Rights: The Debtors reserve all rights to amend or supplement their Monthly Operating Reports in all respects, as may be necessary or appropriate. Nothing contained in these Monthly Operating Reports shall constitute a waiver of any of the Debtors' rights under any applicable law or an admission with respect to any issue in the Chapter 11 Case.

Bank Accounts: Prior to the Petition Date, the Debtors historically maintained bank accounts associated with specific legal entities, but utilized these accounts for general corporate purposes, without regard to legal entity. After the Petition Date, debtor-in-possession accounts in the name of Shift Technologies, Inc., were established with the Debtors' new banking partner, Axos Bank. These new accounts are being utilized for all of the Debtors. Additionally, the Debtors are in the process of closing pre-petition bank accounts, but this process is not complete as of the filing of these Monthly Operating Reports. As a result, receipts and disbursements have continued to occur with various Debtors based upon bank accounts held by those Debtors. For the purposes of book and record keeping, all of these activities are associated with the winddown of the Debtors' business through Shift Operations LLC or Orange Grove Fleet Solutions, LLC.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached only to the Monthly Operating Report of Shift Technologies, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Shift Technologies, Inc. are incorporated by reference into the Monthly Operating Reports for all Debtors.

Payments Made on Prepetition Debt: On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the "Interim Orders") authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors' Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the "Final Orders," and, collectively with the Interim Orders, the "First Day Orders"). Payments made on prepetition debt pursuant to the First Day Orders are not recorded in attachment MOR-5.

Payments to Insiders: All payments made by the Debtors to "Insiders," as such term is defined in 11 U.S.C. § 101(31), constituted the regular compensation owed to those individuals or reimbursements in the ordinary course of business as recorded in attachment MOR-5.

In re: SHIFT TECHNOLOGIES, INC., et al.
Lead Case No: 23-30687

Statement of Cash Receipts and Disbursements - (Unaudited)
Reporting Period: August 1 - August 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Receipts							
Customer Collections	$ 620	$ –	$ –	$ –	$ –	$ –	$ –
Interest Income	–	–	–	–	–	–	–
Total Receipts	**$ 620**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Disbursements							
DMV and Tax Payments	$ (475)	$ –	$ –	$ –	$ –	$ –	$ –
Payroll & Benefits	(168,965)	–	–	–	–	–	–
Insurance	–	–	–	–	–	–	–
Security	–	–	–	–	–	–	–
Inventory Payments	–	–	–	–	–	–	–
Expenses	(444,322)	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Bank Charges	–	–	–	–	–	–	–
Employee Reimbursements	–	–	–	–	–	–	–
LOC Draw	–	–	–	–	–	–	–
Professional Fees	–	–	–	–	–	–	–
Worker's Compensation	–	–	–	–	–	–	–
Settlement Expense	–	–	–	–	–	–	–
Other	–	–	–	–	–	–	–
Total Disbursements	**$ (613,762)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Intercompany							
Intercompany Transfers (receipts)	–	–	–	–	–	–	–
Intercompany Transfers (disbursements)	–	–	–	–	–	–	–
Intercompany Transfers (net)	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Net Cash Flow	**$ (613,142)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Beginning Bank Cash	$ 3,197,373	$ 5,058,612	$ 123,467	–	$ –	–	$ 44,609
Net Cash Flow	(613,142)	–	–	–	–	–	–
Ending Bank Cash	**$ 2,584,231**	**$ 5,058,612**	**$ 123,467**	**$ –**	**$ –**	**$ –**	**$ 44,609**

MOR-2

In re: SHIFT TECHNOLOGIES, INC., et al. | Lead Case No: 23-30687

Balance Sheet as of August 31, 2024 - (Unaudited) | Reporting Period: August 1 - August 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Assets							
Current Assets							
Cash and Cash Equivalents	$ 2,584,231	$ 5,182,079	$ –	$ –	$ –	$ –	$ 44,609
Restricted Cash	–		–	–	–	–	–
Accounts Receivable, net	–		–	–	–	–	29,025
Elimination	(2,584,231)	(5,182,079)	–	(82,890)	–	–	7,849,200
Inventory	–	–	–	–	–	–	100,275
Prepaid Expenses and Other	–	–	–	114,836	–	–	1,488,143
Total Current Assets	$ –	$ –	$ –	$ 31,946	$ –	$ –	$ 9,511,252
Fixed Assets	–	–	–	–	–	–	–
Accumulated Depreciation	–	–	–	–	–	–	–
Other Assets	–	–	–	–	–	–	–
Total Assets	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 9,511,252**
Liabilities & Equity							
Current Liabilities							
Accounts Payable	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,983,598
Other Current Liabilities	–	–	–	–	–	–	193,318
Total Current Liabilities	$ –	$ –	$ –	$ –	$ –	$ –	$ 2,176,916
Liabilities Subject to Compromise	–	–	–	31,946	–	–	22,827,785
Long Term Liabilities	–	–	–	–	–	–	164,972,985
Equity	–	–	–	–	–	–	(180,466,434)
Total Liabilities & Equity	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 9,511,252**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Statement of Operations for the month of August 2024 - (Unaudited)

Reporting Period: August 1 - August 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Revenue							
Vehicle sales	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I/Other	–	–	–	–	–	–	–
Total Revenue	–	–	–	–	–	–	–
Cost of Sales	–	–	–	–	–	–	–
Adjusted Gross Profit	$ –	$ –	$ –	$ –	$ –	$ –	$ –
SG&A							
Payroll and benefits	–	–	–	–	–	–	157,127
Insurance	–	–	–	–	–	–	1,337
Real Estate (ex HQ)	–	–	–	–	–	–	–
Technology	–	–	–	–	–	–	273,185
Professional Services	–	–	–	–	–	–	14,166
Contractors	–	–	–	–	–	–	41,809
Finance	–	–	–	–	–	–	(6,875)
EBITDA Adjustments	–	–	–	–	–	–	176,000
Other Selling Expense	–	–	–	–	–	–	131,392
Facilities	–	–	–	–	–	–	–
Marketing Expense	–	–	–	–	–	–	–
Supplies	–	–	–	–	–	–	–
Doc Ops	–	–	–	–	–	–	–
People Ops	–	–	–	–	–	–	–
Travel	–	–	–	–	–	–	–
Legal	–	–	–	–	–	–	1,075
Bonus	–	–	–	–	–	–	–
Net Ordinary Income	$ –	$ –	$ –	$ –	$ –	$ –	$ (789,216)
Interest Expense	–	–	–	–	–	–	–
Interest Income	–	–	–	–	–	–	–
Net Income (Loss)	$ –	$ –	$ –	$ –	$ –	$ –	$ (789,216)

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Accounts Receivable Aging

Reporting Period: August 1 - August 31, 2024

Shift Operations LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	9,200	–	(9,200)	–
Others	–	–	–	–	–	–	9,184	–	(9,184)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 157,199**	**$ (300)**	**$ (127,777)**	**$ 29,122**

Orange Grove Fleet Solutions, LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I	–	–	–	–	–	–	–	–	–	–
Auction	–	–	–	–	–	–	–	–	–	–
Others	–	–	–	–	–	–	239,094	–	(239,094)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 239,094**	**$ –**	**$ (239,094)**	**$ –**

Total	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	9,200	–	(9,200)	–
Others	–	–	–	–	–	–	248,278	–	(248,278)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 396,293**	**$ (300)**	**$ (366,871)**	**$ 29,122**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Disbursements by Entity

Reporting Period: August 1 - August 31, 2024

Date	Check Number	Amount	Category	Vendor	Entity
8/1/2024	VV165	64.80	Expenses	Fox Valley Fire and Safety	Shift Technologies, Inc.
8/1/2024	VV167	98.00	DMV and Tax	Adrian Velicescu	Shift Technologies, Inc.
8/7/2024		(5,011.27)	Payroll	Payroll Tax	Shift Technologies, Inc.
8/7/2024		(1,633.00)	Expenses	Bill.com	Shift Technologies, Inc.
8/7/2024		(257.08)	Payroll	Payroll Tax	Shift Technologies, Inc.
8/7/2024		(142.54)	Payroll	State Comp	Shift Technologies, Inc.
8/8/2024		(211,043.30)	Expenses	DataSite	Shift Technologies, Inc.
8/8/2024		(14,228.78)	Benefits	Cigna Health	Shift Technologies, Inc.
8/8/2024		(495.00)	Benefits	Wex Health, Inc.	Shift Technologies, Inc.
8/8/2024		(22,330.66)	Payroll	Internal Revenue Service	Shift Technologies, Inc.
8/8/2024		(1,226.88)	Payroll	Payroll Tax	Shift Technologies, Inc.
8/12/2024		(13,723.69)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(8,822.43)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(7,603.06)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(5,727.65)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(3,938.08)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(3,634.39)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(3,458.19)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(2,546.95)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/12/2024		(200.00)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/13/2024		(62,960.45)	Expenses	DataSite	Shift Technologies, Inc.
8/13/2024		(5,000.00)	Expenses	McGriff Insurance Services	Shift Technologies, Inc.
8/13/2024		(495.00)	Benefits	Wex Health, Inc.	Shift Technologies, Inc.
8/14/2024		(1,194.50)	Payroll	State Comp	Shift Technologies, Inc.
8/15/2024	179	(50.00)	DMV and Tax	State Corporation Commission	Shift Technologies, Inc.
8/16/2024		2,818.52	Benefits	Wex Cobra	Shift Technologies, Inc.
8/19/2024		(33,511.24)	Expenses	Cooper Saavas	Shift Technologies, Inc.
8/19/2024		(9,269.14)	Expenses	Farche Solutions, Inc.	Shift Technologies, Inc.
8/19/2024		(1,074.81)	Expenses	Jenner and Block	Shift Technologies, Inc.
8/20/2024		(119,490.22)	Expenses	DataSite	Shift Technologies, Inc.
8/22/2024		(5,368.35)	Payroll	Paycycle, Inc.	Shift Technologies, Inc.
8/22/2024		(19,987.00)	Payroll	Internal Revenue Service	Shift Technologies, Inc.
8/27/2024		(495.00)	Benefits	Wex Health, Inc.	Shift Technologies, Inc.
8/27/2024		(13,768.56)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(8,822.44)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(7,603.04)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(5,727.64)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(3,938.06)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(3,634.39)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(3,458.19)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(2,546.93)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/27/2024		(522.50)	DMV and Tax	Delaware tax	Shift Technologies, Inc.
8/27/2024		(200.00)	Payroll	Intuit Payroll	Shift Technologies, Inc.
8/29/2024		(1,197.98)	Benefits	Life Insurance Company of North America	Shift Technologies, Inc.
8/30/2024		(405.00)	Expenses	Quickbooks	Shift Technologies, Inc.
		$ (613,762.07)			**Shift Technologies, Inc. Subtotal**
		$ (613,762.07)			**Grand Total**

axos BANK

Date 8/30/24 Page 1
Primary Account xxxxxxxx2238

SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Operating
290 DIVISION ST STE 400
SAN FRANCISCO CA 94103

Account Title: SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Operating

Commercial Checking		Number of Enclosures	1
Account Number	[redacted]2238	Statement Dates	8/01/24 thru 9/02/24
Previous Balance	3,197,535.81	Days in the statement period	33
3 Deposits/Credits	3,438.65	Avg Daily Ledger	2,821,346.17
42 Checks/Debits	616,743.39	Avg Daily Collected	2,821,346.17
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	2,584,231.07		

DEPOSITS AND OTHER CREDITS

Date	Description	Amount
8/02	Aug 2024 ECC Holdings Inc CCD 021406668985969 Shift Technologies	320.02
8/16	DBI COBRA WEX COBRA CCD 091310521131275 Shift Technologies Inc	2,818.52
8/30	Sept 2024 ECC Holdings Inc CCD 021406664038450 Shift Technologies	300.11

BANK

Date 8/30/24 Page 2
Primary Account xxxxxxxx2238

Commercial Checking xxxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
8/06	debitpmt State Comp PPD 042000010475272 Shift Technologies Inc	142.54-
8/06	TAX PAYROLL CCD 111000028395491 SHIFT OPERATIONS, LLC	257.08-
8/06	BILLING BILL.COM LLC CCD 021000022638272 Shift Technologies Inc	1,633.00-
8/06	TAX PAYROLL CCD 111000028431768 SHIFT OPERATIONS, LLC	5,011.27-
8/07	TAX PAYROLL CCD 111000021472629 SHIFT OPERATIONS, LLC	1,226.88-
8/07	USATAXPYMT IRS CCD 061036010121669 SHIFT OPERATIONS LLC	22,330.66-
8/08	Domestic Wire Transfer-DL WEX Health, Inc. 091310521 600066492 UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240808MMQFMP9N000036 20240808GMQFMP01002997 08080800FT03	495.00-
8/08	Domestic Wire Transfer-DL Cigna Health and Life Insuranc 043000096 1028859313 UNITED STATES PNC Bank, Pittsbur Inv 3384806 20240808MMQFMP9N000926 20240808MMQFMPNB009057 08081656FT03	14,228.78-
8/08	Domestic Wire Transfer-DL Datasite LLC	211,043.30-

axos BANK

Commercial Checking xxxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
	026009593 4451043298 UNITED STATES Bank of America INV-668996 20240808MMQFMP9N000925 20240808B6B7HU4R018639 08081655FT03	
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 5 SHIFT OPERATIONS, LLC	200.00-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172015 0 SHIFT OPERATIONS, LLC	2,546.95-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 6 SHIFT OPERATIONS, LLC	3,458.19-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 3 SHIFT OPERATIONS, LLC	3,634.39-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 2 SHIFT OPERATIONS, LLC	3,938.08-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 7 SHIFT OPERATIONS, LLC	5,727.65-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 4 SHIFT OPERATIONS, LLC	7,603.06-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 8 SHIFT OPERATIONS, LLC	8,822.43-
8/09	PAYROLL INTUIT 35884433 CCD 11100002172014 9 SHIFT OPERATIONS, LLC	13,723.69-
8/13	Domestic Wire Transfer-DL WEX Health Inc 091310521 600066492	495.00-

Commercial Checking xxxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
	UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240813MMQFMP9N000796 20240813GMQFMP01030082 08131625FT03	
8/13	debitpmt State Comp PPD 0420000137317 87 Shift Technologies Inc	1,194.50-
8/13	Domestic Wire Transfer-DL McGriff Insurance Services, In 053101121 0005198272150 UNITED STATES TRUIST BANK 20240813MMQFMP9N000780 20240813E3QP021C008795 08131613FT03	5,000.00-
8/13	Domestic Wire Transfer-DL DATASITE LLC 026009593 4451043298 UNITED STATES Bank of America 20240813MMQFMP9N000778 20240813B6B7HU2R015166 08131612FT03	62,960.45-
8/14	Check 179	50.00-
8/19	Domestic Wire Transfer-DL Jenner & Block Operating Accou 271070801 800529352 UNITED STATES Citibank Inv 9701814 Inv 9703606 20240819MMQFMP9N000811 20240819B1Q8021R048113 08191821FT03	1,074.81-
8/19	Domestic Wire Transfer-DL Farche Solutions, Inc	9,269.14-

axos™
BANK

Commercial Checking xxxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
	084106768	
	9800200649	
	UNITED STATES	
	Evolve Bank & Trus	
	FS0000088	
	20240819MMQFMP9N000809	
	20240819MMQFMPD1001022	
	08191819FT03	
8/19	Domestic Wire Transfer-DL	33,511.24-
	Cooper Savas LLC	
	124000054	
	002266161	
	UNITED STATES	
	Zions Bank	
	Inv 11501	
	7/31/24_Late Fee	
	20240819MMQFMP9N000810	
	20240819L4B74B3C002904	
	08191820FT03	
8/20	Domestic Wire Transfer-DL	119,490.22-
	Datasite LLC	
	026009593	
	4451043298	
	UNITED STATES	
	Bank of America	
	INV-686750	
	20240820MMQFMP9N000801	
	20240820B6B7HU1R016811	
	08201744FT03	
8/21	USATAXPYMT IRS	19,987.00-
	CCD 061036010101817	
	SHIFT OPERATIONS LLC	
8/22	Domestic Wire Transfer-DL	5,368.35-
	PAYCYCLE, INC	
	026009593	
	1291759769	
	UNITED STATES	
	BANK OF AMERICA, N	
	Shift Operations, LLC	
	20240822MMQFMP9N000697	

AXOS BANK

Commercial Checking xxxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
	20240822B6B7HU3R016538 08221504FT03	
8/26	PAYROLL INTUIT 37373488 CCD 111000028925519 SHIFT OPERATIONS, LLC	200.00-
8/26	E-CHECK Corp E Corp CCD 021000021899942 Shift Technologies Inc	522.50-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925518 SHIFT OPERATIONS, LLC	2,546.93-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925521 SHIFT OPERATIONS, LLC	3,458.19-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925516 SHIFT OPERATIONS, LLC	3,634.39-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925515 SHIFT OPERATIONS, LLC	3,938.06-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925517 SHIFT OPERATIONS, LLC	5,727.64-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925514 SHIFT OPERATIONS, LLC	7,603.04-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925522 SHIFT OPERATIONS, LLC	8,822.44-
8/26	PAYROLL INTUIT 37373488 CCD 111000028925520 SHIFT OPERATIONS, LLC	13,768.56-
8/27	Domestic Wire Transfer-DL WEX Health Inc 091310521 600066492 UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240827MMQFMP9N000028	495.00-

AXOS BANK

Commercial Checking xxxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
	20240827GMQFMP01002964 08270800FT03	
8/29	Domestic Wire Transfer-DL Life Insurance Company of Nort 121000248 4122270812 UNITED STATES Wells Fargo Feb to August Premiums 20240829MMQFMP9N000878 20240829I1B7032R023889 08291726FT03	1,197.98-
8/29	QBooks Onl INTUIT * CCD 021000027089004 SHIFT TECHNOLOGIES, IN	405.00-

DAILY BALANCE INFORMATION

Date	Balance	Date	Balance	Date	Balance
8/01	3,197,535.81	8/13	2,822,182.93	8/22	2,636,250.69
8/02	3,197,855.83	8/14	2,822,132.93	8/26	2,586,028.94
8/06	3,190,811.94	8/16	2,824,951.45	8/27	2,585,533.94
8/07	3,167,254.40	8/19	2,781,096.26	8/29	2,583,930.96
8/08	2,941,487.32	8/20	2,661,606.04	8/30	2,584,231.07
8/09	2,891,832.88	8/21	2,641,619.04		

*** END OF STATEMENT ***

Shift Technologies, Inc.(Debtor-in-Possession 23-30687)
290 Division 4th Floor, Suite 400
San Francisco, CA 94103

This is a Deluxe eCheck. The PAY TO THE ORDER OF line designates the Payee. For questions, call Deluxe Payment Exchange customer support at 1-877-333-6964, Ref: [illegible]

VV179

Date 07/10/2024
Void after 90 days

PAY TO THE ORDER OF State Corporation Commission ****$50.00

Fifty and 00/100 Dollars

BofI Federal Bank

Memo T066320-5 Annual Reg fee

Ahmed Baporia

⑈0000000179⑈ ⑆122287251⑆ 890000122238⑈

Check 179 Date: 08/15 Amount: $50.00

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

Axos Bank

Date 8/30/24 Page 1
Primary Account xxxxxxxx6171

CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx6171	Statement Dates	8/01/24 thru 9/02/24
Previous Balance	123,466.87	Days in the statement period	33
Deposits/Credits	.00	Avg Daily Ledger	123,466.87
Checks/Debits	.00	Avg Daily Collected	123,466.87
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	123,466.87		

DAILY BALANCE INFORMATION

Date	Balance
8/01	123,466.87

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

axos BANK

Date 8/30/24 Page 1
Primary Account xxxxxxxx6171

CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx6171	Statement Dates	8/01/24 thru 9/02/24
Previous Balance	123,466.87	Days in the statement period	33
Deposits/Credits	.00	Avg Daily Ledger	123,466.87
Checks/Debits	.00	Avg Daily Collected	123,466.87
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	123,466.87		

DAILY BALANCE INFORMATION

Date	Balance
8/01	123,466.87

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

axos BANK

Date	8/30/24	Page	1
Primary Account		xxxxxxx3638	

SHIFT OPERATIONS LLC
Debtor in Possession, Case #23-30690
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: SHIFT OPERATIONS LLC
Debtor in Possession, Case #23-30690

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxx3638	Statement Dates	8/01/24 thru 9/02/24
Previous Balance	31,087.37	Days in the statement period	33
Deposits/Credits	.00	Avg Daily Ledger	31,087.37
Checks/Debits	.00	Avg Daily Collected	31,087.37
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	31,087.37		

DAILY BALANCE INFORMATION

Date	Balance
8/01	31,087.37

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

Payouts paused until requirements met
Provide some additional required information to resume payouts.

View account status

stripe
Shift ([redacted]UzYi)
2525 16th Street Unit 316
San Francisco, CA, 94103, US

Balance summary

Changes to your Stripe balance from **Jul 1–Jul 31**, based on the **date of the balance change** ⓘ. Useful to record how your Stripe balance changed.

Shift

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance Jul 1 UTC		$8,321.31
Balance change from activity		
Account activity before fees	$0.00	
Less fees	-$0.25	

Net balance change from activity	$0.25
Total payouts	$0.00
Ending balance — Jul 31 UTC	**$8,321.56**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Additional Stripe fees	Count	1	
	Gross amount		-$0.25
Balance change from activity		1	**$0.25**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0

Gross amount	$0.00

Payouts are paused
Contact support for more information.

stripe
Shift sellers ([redacted]9Pco)
2525 16th st #316
San Francisco, CA, 94103, US

Balance summary

Changes to your Stripe balance from **Jul 1–Jul 31**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift sellers

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance	Jul 1 PDT	$11,345.37
Net balance change from activity		$0.00
Total payouts		$0.00

Ending balance — Jul 31 PDT	**$11,345.37**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Balance change from activity		0	**$0.00**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0	
	Gross amount		$0.00

ChosenPayment report online						
BatchRefNum	Seq	Opened	Closed	Errors	Count	Amount
120116646	15	10/6/2023 11:47	10/6/2023 20:05		1	$2,995.00
120052960	14	10/4/2023 20:54	10/5/2023 20:02		3	$724.40
120047062	13	10/4/2023 14:10	10/4/2023 19:54		4	$4,378.25
120016379	12	10/3/2023 20:23	10/3/2023 22:10		1	$2,000.00
120015383	11	10/3/2023 18:18	10/3/2023 20:05		1	$400.00
119978783	10	10/2/2023 18:33	10/2/2023 20:07		1	$2,000.00
119975129	9	10/2/2023 14:54	10/2/2023 17:36		2	$35,795.97
119919423	8	9/30/2023 20:22	10/1/2023 20:02		3	$11,000.00
119914786	7	9/30/2023 13:06	9/30/2023 20:03		5	$9,700.00
119889567	6	9/29/2023 13:10	9/29/2023 20:07		2	$6,050.00
119822404	5	9/27/2023 21:02	9/28/2023 20:07		3	$7,500.00
119784744	4	9/26/2023 19:38	9/26/2023 20:05		1	$1,000.00
119741032	3	9/25/2023 13:18	9/25/2023 20:02		3	$12,000.00
119709024	2	9/24/2023 14:35	9/24/2023 20:01		3	$4,400.00
119356830	1	9/13/2023 14:03	9/13/2023 20:05		1	$3,000.00
						$102,943.62

W	
Date	Amount
10/04/2023	$33,595.97
10/04/2023	$2,000.00
10/04/2023	$311.02
10/03/2023	$11,000.00
10/03/2023	$2,200.00
10/02/2023	($311.02)
10/02/2023	$9,700.00
10/02/2023	$7,500.00
10/02/2023	$6,050.00
09/28/2023	$1,000.00
09/27/2023	$12,000.00
09/26/2023	$4,400.00
09/15/2023	$3,000.00
	$92,445.97
	$10,497.65
	$10,497.65